Property, Plant And Equipment	12 Months Ended
Sep. 30, 2018
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

NOTE 9 - Property, Plant and Equipment

Property, plant and equipment as of September 30, 2018 and 2017 consist of the following:

(in millions)	2018	2017
Land, buildings and improvements	$161.2	$158.4
Machinery, equipment and other	489.3	434.7
Capital leases	199.6	198.3
Construction in progress	32.3	42.8
Property, plant and equipment	$882.4	$834.2
Accumulated depreciation	(382.4)	(335.2)
Property, plant and equipment, net	$500.0	$499.0

Depreciation expense from property, plant and equipment for the years ended September 30, 2018, 2017 and 2016 was $72.3 million, $74.6 million, and $65.1 million, respectively. Effective December 29, 2017, HPC was considered held for sale and a component of discontinued operations through September 30, 2018. Subsequent to the September 30, 2018 balance sheet date, the Company ceased marketing the business for sale and changed it plan to sell HPC and the disposal group was subsequently recognized as a component of continuing operations.  See Note 3 – Divestitures for further detail.  The consolidated financial statements of the Company have been revised to reflect the HPC operations as continuing operations and the assets as held for used.  During the year ended September 30, 2018, there was $13.5 million of depreciation expense that was not recognized and deferred until the first quarter of fiscal year 2019 when the change in plan was realized and the property plant and equipment assets were recognized as held and used at their respective carrying value.